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                            =========================
                                      THE
                                    R. O. C.
                                  TAIWAN FUND
                            =========================

                                Quarterly Report
                                 March 31, 1997

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Dear Stockholders

The net asset value per share of The R.O.C. Taiwan Fund gained 23.9% in the first quarter, considerably outperforming the 15.4% rise in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar depreciated 0.2% against the U.S. dollar.

As trading levels climbed to one record high after another, market direction was upward for most of the quarter. This took place in a low-interest rate environment that raised investor optimism about economic prospects and a rebound in Taiwan's real estate market. Expectations were also high that many electronics stocks would continue to enjoy strong earnings growth.

The only significant period of weakness came near the end of the quarter, following the discovery of widespread foot-and-mouth disease on Taiwan's pig farms. As a result, the government suspended pork exports, which totaled about $1.6 billion last year. It should be noted that the market has since recovered from the short-term weakness.

The Fund's outperformance in the first quarter can be put down to several factors. These include our overweighting relative to the TAIEX in the electronics sector, which was up more than 50%, and in automobile shares, which benefited from rising consumer demand resulting from the buoyant stock market. In addition, the Fund's exposure to OTC stocks and property-related issues, including construction companies and building material manufacturers, had positive results. Our OTC holdings have been concentrated in the brokerage

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industry, where earnings have surged on the heavy volume of share trading and large number of new stock listings. The construction sector was also a winner, gaining more than 30%.

The official projection for first quarter economic growth of 6.4% comes after the 1996 expansion of 5.7%, the lowest rate in six years. While final figures may be a bit below the first quarter forecast, the economy still continued its recovery. For instance, the 5.6% rise during the first three months in Taiwan's merchandise exports, which are the equivalent of about 40% of gross national product, was the highest quarterly increase in a year.

Aided by the booming stock market and low interest rates, consumer spending also strengthened. The best news on the economic front, however, was the 1.7% increase in the consumer price index--the lowest quarterly rise in nine years. With no signs of inflationary pressure, authorities will be able to keep most interest rates down even though short-term rates have moved upward as a result of increased borrowing by stock investors. Barring any major impact from problems noted above in the food industry, we are forecasting that economic growth for the year will reach 6.2%.

We expect that the stock market will continue to enjoy record high levels of trading in the coming period because of ample liquidity. Given the Fund's recent record, we are also confident of our investment strategy. For one thing, electronics shares should continue to perform strongly. Exports of Taiwan's computers and computer-related

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products, for example, were up 18% in the first quarter. Most important in light of our unique position as the only fund listed on the New York Stock Exchange that can invest in Taiwan's robust OTC market, we will look for additional opportunities to expand the portfolio in this area.

We greatly appreciate your support and look forward to discussing our market outlook and portfolio strategy with you in future reports.

                                        Respectfully submitted,

                                        /s/ Daniel Chiang

                                        Daniel Chiang
                                        President

  April 17, 1997


Portfolio Highlights
Three Months Ended March 31, 1997

Key Statistics

Change in N.A.V. ($11.67 to $14.46)                              $2.79
Total Net Assets                                        $489.1 Million

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Security Classification
                                                                Value
Percent of Net Assets                                           (000)
---------------------                                           -----
Common Stocks                                       92.76%    $453,696
Short-term Investments                               7.32       35,818
                                                   ------     --------
Total Investments                                  100.08      489,514
Other Assets Less Liabilities                       -0.08         -421
Net Assets                                         100.00%    $489,093

Ten Largest Holdings
                                                              Percent of
Company                                                       Net Assets
---------------------                                         ----------
Yulon Motor Co.                                                  4.96%
China Development Corp.                                          3.89
Cathay Life Insurance Co.                                        3.80
Synnex Technology Int'l. Corp.                                   3.30
Compal Electronics Inc.                                          2.85
First Commercial Bank                                            2.85
Yageo Corp.                                                      2.81
Umax Data Systems Inc.                                           2.68
Chang Hwa Commercial Bank                                        2.66
Advanced Semiconductor Engineering, Inc.                         2.49

Industry Diversification
                                                              Percent of
Ten Largest Sectors                                           Net Assets
---------------------                                         ----------
Electronics                                                      20.60%
Banking                                                          10.38
Other Financials                                                  7.66
Semiconductors                                                    6.69
Automobile                                                        6.19
Construction                                                      5.54
Textiles                                                          5.14
Food                                                              4.70
Electrical & Machinery                                            4.69
Plastics                                                          4.68

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THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (886) 2-713-7702
Fax:  886-2-717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
  Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
  Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
  Member
Alfred F. Miossi, Trustee and Audit Committee
  Member
Li-Yin Kung, Trustee and Audit Committee
  Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
  Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent, Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 800-426-5523

U.S. Administrator:
Dewe Rogerson Inc
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone:  (212) 688-6840

U.S. Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:  (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.